UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2022, following recommendation from the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Veracyte, Inc. (the “Company”), the Board appointed Eliav Barr, M.D., to serve as a director of the Company, effective immediately. Dr. Barr will serve as a Class III director whose term will expire at the Company’s 2025 annual meeting of stockholders. In connection with his appointment as a director, Dr. Barr has also been appointed to serve on the Regulatory and Compliance Committee of the Board.

There is no arrangement or understanding between Dr. Barr and any other persons pursuant to which he was selected as a director. Dr. Barr has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, and in accordance with the Company’s non-employee director compensation program, Dr. Barr will receive an annual cash retainer of $40,000 for serving on the Board, a $5,000 annual cash retainer in connection with his service on the Regulatory and Compliance Committee of the Board, and annual cash retainers for service on any additional committees of the Board to which Dr. Barr is appointed. In addition, in accordance with the Company’s 2013 Stock Incentive Plan (the “Plan”), on the effective date of his appointment, Dr. Barr will receive restricted stock units (“RSUs”) valued at $500,000 on the date of grant. The RSUs will vest and become exercisable as to one-third of those shares on each of the first, second and third annual anniversaries of the date of grant. The RSUs will vest in full upon a change in control of the company (as defined in the Plan). He will also be entitled to an annual RSU grant in accordance with the Plan.

Dr. Barr will also enter into the Company’s standard form of indemnity agreement for non-executive directors, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on October 7, 2013 (File No. 333-191282). The agreement will be effective upon Dr. Barr’s appointment to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 11, 2022

VERACYTE, INC.

		By:	/s/ Rebecca Chambers
		Name:	Rebecca Chambers
		Title:	Chief Financial Officer
(Principal Financial Officer)